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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported) November 2, 1998




                                    CONECTIV
                     (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)





           Delaware                   1-13895                    51-0377417
(STATE OR OTHER JURISDICTION        (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)




800 King Street, P.O. Box 231, Wilmington, Delaware                19899
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)




         Registrant's Telephone Number, Including Area Code 302-429-3114






                                      None
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.     OTHER EVENTS


            On October 29, 1998, the Company issued a press release announcing the Company's Third Quarter 1998 results. A copy of the press release is attached hereto as Exhibit 99(a) and is incorporated herein in its entirety.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits

            A press release announcing the Company's Third Quarter 1998 results.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                          Conectiv
                                                        (Registrant)



Date: November 2, 1998                                /s/ L.M. Walters
                                                ------------------------------
                                                         Treasurer




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                                  EXHIBIT INDEX



     99(a) - Press release announcing the Company's Third Quarter 1998 results.




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